UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT  REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 24, 2016

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CRYOLIFE, INC.

(Exact name of registrant as specified in its charter)
_________________________

Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia  30144
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (770) 419-3355

_____________________________________________________________

(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5	Corporate Governance & Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 24, 2016,  the Board of Directors of CryoLife, Inc. (the “Company”) approved an amendment (the “Amendment”), effective as of the same day, to the Amended and Restated Bylaws of the Company (the “Bylaws”).

The Bylaws Amendment makes certain changes to the Company’s Bylaws currently in effect to allow for electronic “written consent” by members of the Board and Committees of the Company,  with the intent to provide an authenticated assertion of approval that meets the requirements of Section 607.01401(26) of the Florida Business Corporation Act, or any successor thereto.

The description of the Amendment contained in this report is qualified in its entirety by reference to the full text of the form of Amended and Restated Bylaws, as amended and restated on February 24, 2016, effective the same day, filed as Exhibit 3.2 to this Current Report on Form 8-K.

Section 9	Financial Statements and Exhibits.

Item 9.01(d)	Exhibits.

(d)Exhibits.

Exhibit Number	Description
3.2	Form of Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOLIFE, INC.

Date:  February 29, 2016

By:	/s/ D. Ashley Lee
Name:	D. Ashley Lee
Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer